UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: March 2006

Independence Air, Inc.

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	See below	See below
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Detail of Other Operational Expense	MOR-2 (CON'T)	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' February 2006 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

David W. Asai	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: March 2006
Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.
			BANK ACCOUNTS			CURRENT MONTH	CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	RESTRICTED CASH	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$18,741,843	$244,021	$6,406,469	$18,625,555	$0	$44,017,888	$51,910,064

RECEIPTS
FLYi Sales	83,804					83,804	65,380,999
Charter						0	208,955
A319 Related Credits						0	134,000
Account Transfers	468,474	585,735				1,054,209	47,861,036
Other	5,682,510		24,457			5,706,967	9,257,113

TOTAL RECEIPTS	6,234,788	585,735	24,457	0	0	6,844,981	122,842,103

DISBURSEMENTS
AP	653,028					653,028	7,334,430
Payroll Account	585,735	508,158				1,093,893	41,085,971
Payroll Taxes	306,429					306,429	8,375,196
9/11, PAX Screening, & Excise Taxes	0					0	9,203,167
Benefits	442,675					442,675	6,740,659
Insurance	137,135					137,135	480,404
Fuel	(167,406)					(167,406)	14,646,441
Power by the Hour / Reserves	0					0	717,684
Aircraft Payments/Settlements	0					0	195,000
A319 Purchase Deposits	0					0	0
MWAA	32,390					32,390	4,549,306
CLC	0					0	407,642
FLYi, Inc	0					0	0
GE holdover rents settlement	0					0	0
GE Loan	0					0	0
Trident/BAE loans	0					0	0
BK professional fees	1,128,135					1,128,135	1,913,300
Security costs	0					0	34,351
Shipping	0					0	185,849
Other close fees	5,915					5,915	34,382
Engine changes	(16,000)					(16,000)	424,176
GKV Advertising	0					0	0
Upstream	0					0	269,479
Bombardier	0					0	0
Account Transfers	24,456	244,692		223,782		492,930	27,821,102
Other	87,598			2,002,026		2,089,624	5,669,504

TOTAL DISBURSEMENTS	3,220,090	752,851	0	2,225,807	0	6,198,748	130,088,045

NET CASH FLOW	3,014,698	(167,116)	24,457	(2,225,807)	0	646,232	(7,245,942)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$21,756,541	$76,905	$6,430,927	$16,399,747	$0	$44,664,121	$44,664,121

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$6,198,748
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$6,198,748
FORM MOR-1
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: March 2006
Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Operating revenue
Passenger	$547	$47,119,697
FIM/pricing adjustments	-	-
Adjusted passenger revenue	547	47,119,697

Freight and mail	-	-
ID passenger	-	(968)
Charter	-	91,694
Inflight Sales	-	84,454
Other revenue	18,365	2,655,012
Total other revenue	18,365	2,830,192

Total operating revenues	18,912	49,949,889
OPERATING EXPENSES
Operating expenses
Insider Compensation*	8,333	269,296
Wages	(105,799)	16,457,254
Fringes and benefits	1,426,934	7,715,537
Profit sharing	-	-
Aircraft fuel	16,112	19,871,552
Aircraft maintenance and materials	346,626	4,970,128
Aircraft rentals	3,000	11,670,148
Traffic commissions	8,750	660,536
CRS fees	15,509	465,751
Facilities rents	298,542	8,514,232
Landing fees	(151)	1,789,589
Depreciation and amortization	448,107	3,914,375
Other (schedule attached to MOR2CONT)	(134,393)	8,127,707
Impairment of long-lived assets	-	-
Loss on sale of aircraft	-	-
Retirement and restructuring charge (See note on MOR-3)	(21,312,764)	(22,875,310)
Total operating expense	(18,981,195)	61,550,794

Net operating income (loss)	19,000,107	(11,600,905)
Net Profit (Loss) Before Other Income & Expenses	19,000,107	(11,600,905)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(152,604)	(1,155,366)
Interest expense	5,287	(460,885)
Government compensation	-	-
Other misc	-	3,774
Total other (income) expense	(147,317)	(1,612,477)
Net Profit (Loss) Before Reorganization Items	19,147,424	(9,988,427)
REORGANIZATION ITEMS
Professional Fees	1,128,135	4,189,269
U. S. Trustee Quarterly Fees	0	11500
Interest Earned on Accumulated Cash from Chapter 11	0	0
Gain (Loss) from Sale of Equipment	0	922
Other Reorganization Expenses (attach schedule)	0	0
Total Reorganization Expenses	1,128,135	4,201,691
Income Taxes		14,863
Net Profit (Loss)	$18,019,289	($14,204,982)
*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-2
(9/99)
In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: March 2006

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date

Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	($2,661)	$511,336
Advertising	(260,371)	(1,579,988)
Glycol	68,099	(383,658)
Property taxes	100,000	763,120
Bussing	-	-
Hull insurance	11,400	180,187
Passenger supplies	53	51,704
Travel	(32,796)	28,604
Telecommunications	414,460	990,253
Passenger insurance	-	509,636
Passenger screening	(1,872)	192,381
Ground handling	7,777	704,473
Ground property equipment	16,751	98,223
Law enforcement	(442)	36,339
Beverage service	637	113,262
Liquor service	-	26,537
Reproduction expenses	8,422	140,570
Publicity	140	8,902
Uniforms	1,498	36,864
Office supplies	9,013	24,966
Moving	-	-
Miscellaneous	18,996	172,030
Legal	60,762	168,970
Accounting	-	(93,332)
Software rental / MIS	118,538	367,521
Directors fees	11,417	79,334
Additional services	(1,213,395)	(1,104,361)
Other insurance	223,541	955,008
Training	(100)	578,055
Bad debt	334,071	432,646
Passenger claims	3,876	279,094
Parking	819	172,302
Utilities	2,340	(15,968)
Freight	47,502	300,803
Recruiting	5,758	5,758
Company Events	4,424	4,553
Misc other	-	-
Gain/Loss on Assets	(88,389)	3,322,810
Corporate filing fees	(4,660)	48,773

Total other operating expenses	($134,393)	$8,127,707

FORM MOR-2 (CON'T)
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: March 2006

Independence Air, Inc.
BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$20,689,439	$8,438,993
Short term investments	6,300,000	20,581,561
Restricted cash	6,765,464	36,274,680
Accounts receivable, net	94,856,277	15,773,490
Expendable parts and fuel inventory, net	1,799,189	14,467,877
Prepaid expenses and other current assets	9,620,027	36,787,106
Assets held for sale	-	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$140,030,395	$132,323,705
OTHER ASSETS
Restricted Cash	$15,385,953	$20,455,434
Long term investments	-	-
Property and equip., net of depreciation	20,620,807	161,493,590
Intangible assets, net of accumulated amortization	-	170,625
Debt issuance costs, net of accumulated amortization	-	4,518,707
Aircraft deposits	12,662,000	22,412,000
Long Term deferred tax asset	-	-
Other assets	1,298,063	7,685,603
TOTAL OTHER ASSETS	$49,966,823	$216,735,959

TOTAL ASSETS	$189,997,218	$349,059,665

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts payable	$8,807,332	$0
Notes payable		-
Air traffic liability	1,184,086	-
Accrued liabilities	1,834,810	-
Deferred revenue current		-
Long-term debt, less current portion		-
Intercompany Loan Payable		-
Capital lease obligations, less current portion		-
Deferred credits, net		-
Deferred tax liability		-
Other Long Term Liabilities		-
Amounts Due to Insiders*		-
TOTAL POSTPETITION LIABILITIES	$11,826,228	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$1,837,598	$168,649,600
Priority Debt	1,269,674	3,173,302
Unsecured Debt	402,027,387	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	23,381,926	121,659,469
TOTAL PRE-PETITION LIABILITIES	$428,516,585	$610,687,054

TOTAL LIABILITIES (See note below)	$440,342,813	$610,687,054
OWNER EQUITY
Capital Stock	-	-
Additional Paid-In Capital	-	-
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	-	-
Retained Earnings (Deficit) - Pre-Petition	(243,575,613)	(269,062,389)
Retained Earnings (Deficit) - Postpetition	(14,204,982)	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)	-	-
NET OWNER EQUITY	($250,345,595)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$189,997,218	$349,059,665
		FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).		(9/99)

Note:   The Liabilities above do not include (i) any amounts associated with liability for aircraft for the period from the Petition Date through Jan. 5, 2006 or (ii) any estimated
amounts for claims related to the Debtors' rejection of operating and aircraft leases or other agreements.    In addition, the Liabilities Subject to Compromise (Pre-Petition) above do not include the asserted secured liability associated with returned aircraft and aircraft equipment.  A corresponding reduction has been made to the Other  Assets  (Property and equip., net of depreciation) above in recognition of the returned aircraft and aircraft equipment.

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: March 2006
Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.
	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	34,085	112,325	123,398	*	*	23,012
FICA-Employer & Employee	74,507	99,926	139,939			34,494
Unemployment	71,058	87				71,145
Income	0					0
Other:_________________	0					0
Total Federal Taxes	179,650	212,338	263,337			128,651
State and Local
Withholding	16,265	33,056	39,411			9,910
Sales	0					0
Excise	0					0
Unemployment	171,439	252	170			171,521
Real Property	0					0
Personal Property	455,177	100,000	74,592			480,585
Corporate	19,006					19,006
Municipal income taxes	5,926	0	0			5,926
Total State and Local	667,813	133,308	114,173			686,948

Total Taxes	847,463	345,646	377,510			815,599

All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.

* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS
Aged listing of accounts payable is available upon request.
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	956,089	1,190,180	1,586,778	1,575,400	964,222	6,272,669
Wages Payable	356,085					356,085
Taxes Payable						815,599
Rent/Leases-Buildings, Airports, etc	12,728	241,940	870,743	675,489	456,600	2,257,500
Secured Debt/Adequate Protection Payments						0
Professional Fees	202,276	56,679	18,207			277,162
Amounts Due to Insiders*						0
Other:__________________________						0
Other:__________________________						0
Total Postpetition Debts	1,527,178	1,488,798	2,475,728	2,250,889	1,420,823	9,163,416

Explain how and when the Debtor intends to pay any past-due postpetition debts.

The debtor continues to reconcile certain post-petition expenses and anticipates paying certain post-petition obligations in due course or pursuant to the terms of a Chapter 11 plan.

*"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)
In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period: March 2006

Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	619,073
+ Amounts billed during the period	17,002
- Amounts collected during the period	(16,275)
Total Accounts Receivable at the end of the reporting period	619,800

Accounts Receivable Aging	Amount
0 - 30 days old	49,085
31 - 60 days old	12,978
61 - 90 days old	221,010
91+ days old	336,727
Total Accounts Receivable	619,800
Amount considered uncollectible (Bad Debt)	100,000	(estimate)
Accounts Receivable (Net)	519,800

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		x
this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession	x
account this reporting period? If yes, provide an explanation below.
FLYi, Inc. et. al. received court authority to continue utilizing their existing bank accounts.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation	x
below.
4. Are workers compensation, general liability and other necessary insurance	x
coverages in effect? If no, provide an explanation below.

FORM MOR-5
(9/99)